Exhibit 10.1

SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SIXTH AMENDMENT, dated as of April 8, 2016 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of November 16, 2007, as amended and restated as of October 17, 2011 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation (“Parent”), and each of Parent’s domestic Subsidiaries identified on the signature pages hereof as a Borrower (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “U.S. Borrower”, and collectively, jointly and severally, as the “U.S. Borrowers”), TAKE TWO GB LTD., a company incorporated under the laws of England and Wales (the “U.K. Borrower”, and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), and each of Parent’s Subsidiaries identified on the signature pages hereof as a Guarantor (such Subsidiaries are referred to hereinafter each individually as a “Guarantor”, and individually and collectively, jointly and severally, as the “Guarantors”; and together with Borrowers, each a “Loan Party” and collectively, the “Loan Parties”).

WHEREAS, the Loan Parties, the Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms set forth herein;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.             Definitions.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

2.             Amendments.

(a)           The following new definition of “Sixth Amendment” is added in alphabetical order to Schedule 1.1 of the Credit Agreement to read as follows:

“‘Sixth Amendment’ means the Sixth Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2016 by and among the Agent, the Lenders and the Loan Parties.”

(b)           The following new definition of “Sixth Amendment Effective Date” is added in alphabetical order to Schedule 1.1 of the Credit Agreement to read as follows:

“‘Sixth Amendment Effective Date’ has the meaning specified therefor in Section 3 of the Sixth Amendment.”

(c)           Section 2.6(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)         Letter of Credit Fee.  U.S. Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any agreements between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 1.50% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit issued on behalf of the U.S. Borrowers.  U.K. Borrower shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any agreements between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(m)) which shall accrue at a rate equal to 1.50% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit issued on behalf of the U.K. Borrower.”

(d)           Section 2.12 of the Credit Agreement is hereby amended by adding the following new clauses to read as follows:

“(h)         Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue L/Cs or enter into a L/C Undertaking with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of the U.K. Borrower.  Each request for the issuance of a Letter of Credit or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be made in writing by an Authorized Person and delivered to the Issuing Lender and Agent via hand delivery, telefacsimile, or other electronic method of transmission reasonably in advance of the requested date of issuance, amendment, renewal, or extension.  Each such request shall be in form and substance satisfactory to the Issuing Lender in its Permitted Discretion and shall specify (i) the amount of such Letter of Credit, (ii) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (iii) the expiration date of such Letter of Credit, (iv) the name and address of the beneficiary thereof (or the beneficiary of the Underlying Letter of Credit, as applicable), and (v) such other information (including, in the case of an amendment, renewal, or extension, identification of the outstanding Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit.  If requested by the Issuing Lender, the U.K. Borrower also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking.  The Issuing Lender shall have no obligation to issue a Letter of Credit on behalf of the U.K. Borrower if any of the following would result after giving effect to the issuance of such requested Letter of Credit:

(i)         the Letter of Credit Usage by the U.K. Borrower would exceed the U.K. Borrowing Base less the outstanding amount of U.K. Advances, or

(ii)        the Letter of Credit Usage by the U.K. Borrower would exceed $1,000,000, or

(iii)       the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Advances.

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Each Letter of Credit shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars or Sterling.  If Issuing Lender is obligated to advance funds under a Letter of Credit, the U.K. Borrower shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be a U.K. Advance hereunder and, initially, shall bear interest at the rate then applicable to U.K. Advances that are Base Rate Loans.  To the extent an L/C Disbursement is deemed to be a U.K. Advance hereunder, the U.K. Borrower’s obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting U.K. Advance.  Promptly following receipt by Agent of any payment from the U.K. Borrower pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.12(i) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear.

(i)            Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.12(h), each Lender with a Revolver Commitment agrees to fund its Pro Rata Share of any U.K. Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if the U.K. Borrower had requested such U.K. Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by the U.K. Borrower on the date due as provided in Section 2.12(h), or of any reimbursement payment required to be refunded to the U.K. Borrower for any reason.  Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share of each L/C Disbursement made by the Issuing Lender pursuant to this Section 2.12(i) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3.  If any such Lender fails to make available to Agent the amount of such Lender’s Pro Rata Share of each L/C Disbursement made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, such

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Lender shall be deemed to be a Defaulting Lender and Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

(j)            U.K. Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that the U.K. Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group.  The U.K. Borrower agrees to be bound by the Underlying Issuer’s regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender’s interpretations of any L/C issued by Issuing Lender to or for the U.K. Borrower’s account, even though this interpretation may be different from the U.K. Borrower’s own, and the U.K. Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following the U.K. Borrower’s instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto.  The U.K. Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by the U.K. Borrower against such Underlying Issuer.  The U.K. Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group’s indemnification of any Underlying Issuer; provided, however, that U.K. Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group.  The U.K.  Borrower hereby acknowledges and agrees that neither the Lender Group nor the Issuing Lender shall be responsible for delays, errors, or omissions resulting from the malfunction of equipment in connection with any Letter of Credit.

(l)            The U.K. Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender’s instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

(m)          Any and all issuance customary and reasonable charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by the U.K. Borrower to Agent for the account of the Issuing Lender; it being acknowledged and agreed by the U.K. Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .400% per annum times the undrawn amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

(n)           If by reason of (i) any change after the Closing Date in any Applicable Law, treaty, rule, or regulation or any change in the interpretation or application

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thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of Law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

(i)            any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

(ii)           there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and the U.K. Borrower shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder.  The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.”

3.             Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent and the Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent and the Lenders is hereinafter referred to as the “Sixth Amendment Effective Date”):

(a)           Representations and Warranties; No Event of Default.  The representations and warranties herein, in Section 4 of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Sixth Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Amendment on and as of the Sixth Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Sixth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)           Execution of Amendment.  The Agent and the Lenders shall have executed this Amendment and shall have received a counterpart to this Amendment, duly executed by the Borrowers and each Guarantor.

4.             Representations and Warranties.  Each of the Borrowers and the Guarantors represents and warrants as follows:

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(a)           The execution, delivery and performance by the Borrowers or such Guarantor of this Amendment (including, without limitation, Section 5) and the performance by the Borrowers or such Guarantor of the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and the Borrowers or such Guarantor has all requisite power, authority and legal right to execute, deliver and perform this Amendment (including, without limitation, Section 5) and to perform the Credit Agreement, as amended hereby.

(b)           This Amendment and the Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrowers or such Guarantor, enforceable against the Borrowers or such Guarantor in accordance with the terms thereof, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)           The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Amendment on and as of the Sixth Amendment Effective Date as though made on and as of the Sixth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Sixth Amendment Effective Date, or would result from this Amendment becoming effective in accordance with its terms.

5.             Release.  Each of the Borrowers and the Guarantors may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents.  The Agent, the Lenders, the Borrowers and the Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each of the Borrowers and the Guarantors makes the releases contained in this Section 5.  In consideration of the Agent and the Lenders entering into this Amendment and agreeing to substantial concessions as set forth herein, each of the Borrowers and the Guarantors hereby fully and unconditionally releases and forever discharges each of the Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which the Borrowers or the Guarantors has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Advances, the Obligations, the Credit Agreement or any of the Loan Documents (collectively, all of the foregoing, the “Claims”).  Each of the Borrowers and the

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Guarantors represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by the Borrowers or the Guarantors against the Released Parties which is not released hereby.  Each of the Borrowers and the Guarantors represents and warrants that the foregoing constitutes a full and complete release of all Claims.

6.             Miscellaneous.

(a)           Continued Effectiveness of the Credit Agreement.  Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Sixth Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.  To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent and the Lenders (including the Issuing Lender) under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.

(b)           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(c)           Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Costs and Expenses.  The U.S. Borrowers agree to pay on demand all Lender Group Expenses in connection with the preparation, execution and delivery of this Amendment.

(e)           Amendment as Loan Document.  The Borrowers and each Guarantor hereby acknowledge and agree that this Amendment constitutes a “Loan Document” under the Credit Agreement.  Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by the Borrowers or any Guarantor under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrowers or any Guarantor shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

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(f)            Governing Law.  This Amendment shall be governed by the laws of the State of New York.

(g)           Waiver of Jury Trial.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

U.S. BORROWERS:

TAKE-TWO INTERACTIVE SOFTWARE, INC.,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	EVP and GC

WC HOLDCO, INC., a New York corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

U.K. BORROWER:

TAKE-TWO GB LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

GUARANTORS:

2K GAMES, INC.,
a Delaware corporation
2KSPORTS, INC.,
a Delaware corporation
FIRAXIS GAMES, INC.,
a Delaware corporation
FROG CITY SOFTWARE, INC.,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement

2K PLAY, INC.,
a Delaware corporation
INDIE BUILT, INC.,
a Delaware corporation
INVENTORY MANAGEMENT SYSTEMS, INC.,
a Delaware corporation
KUSH GAMES, INC.,
a California corporation
2K VEGAS, INC.,
a Delaware corporation
TALONSOFT, INC.,
a Delaware corporation
VISUAL CONCEPTS ENTERTAINMENT,
a California corporation
VLM ENTERTAINMENT GROUP, INC.,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement

ROCKSTAR SAN DIEGO, INC.,
a Virginia corporation
IRRATIONAL GAMES, LLC,
a Delaware limited liability company
ROCKSTAR GAMES, INC.,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

CAT DADDY GAMES, L.L.C.,
a Washington limited liability company

By: Take-Two Interactive Software, Inc., its sole member

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

JOYTECH EUROPE LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

TAKE TWO INTERACTIVE SOFTWARE EUROPE LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

Sixth Amendment to Second Amended and Restated Credit Agreement

DMA DESIGN HOLDINGS LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR LINCOLN LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR LEEDS LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR LONDON LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR NORTH LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

Sixth Amendment to Second Amended and Restated Credit Agreement

ROCKSTAR INTERNATIONAL LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

VENOM GAMES LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

TAKE TWO INTERNATIONAL GMBH,
a company incorporated under the laws of Switzerland

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

2K MARIN, INC.,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR NEW ENGLAND, INC.,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

WEAZEL STUDIOS INCORPORATED,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

2K, INC.,
a New York corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

2K GAMES SOUNDS LLC,
a Delaware limited liability company
2K GAMES SONGS LLC,
a Delaware limited liability company
2K GAMES TUNES LLC,
a Delaware limited liability company
ROCKSTAR GAMES SONGS LLC,
a Delaware limited liability company
ROCKSTAR GAMES SOUNDS LLC,
a Delaware limited liability company
ROCKSTAR GAMES TUNES LLC,
a Delaware limited liability company
DOUBLE TAKE LLC,
a Delaware limited liability company
TAKE-TWO HOLDINGS LLC,
a Delaware limited liability company
TAKE-TWO HOLDINGS II LLC,
a Delaware limited liability company

By: Take-Two Interactive Software, Inc., the sole managing member

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	EVP and GC

TAKE-TWO INTERACTIVE SOFTWARE UK LIMITED,
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Andrea E. Bernard
Name:	Andrea E. Bernard
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Authorized Officer